  EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On August 27, 2021, Recruiter.com Group, Inc. (the “Company”) completed an Asset Purchase Agreement (the “Purchase Agreement”) with the Novo Group, Inc. (the “Novo Group”), and certain individuals named therein (the “Selling Stockholders”). The Novo Group operates a recruitment services company for employers, providing talent, acquisition, and other hiring solutions. The amount due at closing was approximately $7,117,425 (the “Base Purchase Price”), consisting of the following consideration: (i) $1,337,500 in cash, (ii) a $3,000,000 promissory note, with an interest rate of 6%, that matures on February 1, 2024, (iii) working capital adjustments in the amount of approximately $217,045, (iv) an earnout consideration of $543,297, and (v) 508,711 restricted shares of common stock of the Company, obtained by dividing $2,019,583 by $3.97, using the price of a share of the Company’s common stock at closing (the “Equity Consideration”). 127,178 of the Company’s restricted shares of common stock (twenty-five percent (25%) of the Equity Consideration) will be placed in escrow to account for post-closing adjustments in respect to Target’s revenue from the closing date to the end of the 2021 calendar year, as well as to partially secure the indemnification obligations of the Selling Stockholders.

The accompanying unaudited pro forma condensed combined financial statements (“unaudited pro forma financial information”) has been prepared based on the historical financial statements of the Company and Novo Group after giving effect to the purchase agreement to acquire Novo Group. The pro forma financial information is intended to provide information about how the acquisition of Novo Group have affected the Company’s historical financial statements. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020, combines the historical consolidated statements of operations of the Company for these periods, derived from the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 16, 2021, and Annual Report on Form 10-K filed with the SEC on March 9, 2021, with the respective historical consolidated statements of operations Novo Group as if the acquisition of Novo Group had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet at June 30 ,2021 combines the historical consolidated balance sheet of the Company as derived from the Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021, and the historical consolidated balance sheet of Novo Group as of June 30, 2021 on a pro forma basis as if the acquisition of Novo Group occurred on the same balance sheet date.

The historical unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 combines the Company’s historical unaudited consolidated statement of operations for the six months ended June 30, 2021 with the results of Novo Group for the six months ended June 30, 2021.

The historical unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines the Company’s historical audited consolidated statement of operations for the year ended December 31, 2020 with the results of Novo Group for the year ended December 31, 2020.

The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●

the historical unaudited condensed consolidated financial statements of the Company for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021;

●	the historical audited consolidated financial statements of the Company for the year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2021;

●	the historical unaudited financial statements of Novo Group for the six months ended June 30, 2021 and 2020 as included in this Current Report on Form 8-K/A filed with the SEC on November 12, 2021;

●	the historical audited financial statements of Novo Group for the years ended December 31, 2020 and 2019, as included in this Current Report on Form 8-K/A filed with the SEC on XXXX, XX 2021.

●	the announcement of the entry into and closing of the Asset Purchase Agreement with Novo Group as included in the Current Report on Form 8-K filed with the SEC on September 2, 2021.

The unaudited pro forma financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of Novo Group occurred on the dates indicated. Further, the unaudited pro forma financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

1

Recruiter.com Group, Inc.

Pro Forma Condensed Combined Balance Sheet

June 30, 2021

(Unaudited)

	Historical		Pro Forma
	Recruiter.com Group, Inc	The Novo Group, Inc.	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined

ASSETS

Current assets
Cash	$86,898	$956,188	$(2,293,688)	(a)(d)	$10,495,423	(k)	$9,244,821
Accounts receivable, net of allowance for doubtful accounts of $80,176	2,916,391	751,243	10,757	(a)(d)	-		3,678,391
Accounts receivable - related parties	46,726	-	-		-		46,726
Prepaid expenses and other current assets	353,374	73,108	(18,108)	(a)(d)	-		408,374
Investments - available for sale marketable securities	890	-	-		-		890
Total current assets	3,404,279	1,780,539	(2,301,039)		10,495,423		13,379,202

Property and equipment, net of accumulated depreciation of $2,405	1,058	1,400	(1,400)	(d)	-		1,058
Right of use asset - related party	103,953	-	-		-		103,953
Deferred offering costs	473,896	-	-		-		473,896
Intangible assets, net	5,645,009	-	310,380	(a)(g)	-		5,955,389
Goodwill	4,929,897	-	6,103,961	(a)-(f)(I)	-		11,033,858
Deferred Tax Asset-Non-Current	-	1,165,400	(1,165,400)	(d)	-		-
TOTAL ASSETS	14,558,092	2,947,338	$2,946,503		$10,495,423		$30,947,356

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$1,168,155	$40,755	$(755)	(a)(d)	$-		$1,208,155
Accounts payable - related parties	1,194,821.00	-	-		-		1,194,821
Accrued expenses	827,612	-	35,000	(a)	-		862,612
Accrued expenses - related party	9,647	-	-		-		9,647
Accrued compensation	1,192,888	300,909	(121,866)	(a)(d)	-		1,371,931
Accrued compensation related party	116,000	-	-		-		116,000
Accrued interest	376,272	-	213,107	(h)	-		589,379
Contingent consideration for acquisitions	2,000,118	-	527,783	(i)(j)	-		2,527,901
Deferred payroll taxes	159,032	-	-		-		159,032
Other liabilities	14,493	45,492	(45,492)	(d)	-		14,493
Loans payable - current portion, net of discount	30,653	663,622	(20,874)	(c)(d)	-		673,401
Convertible notes payable, net of unamortized discount and costs of $1,683,662	4,154,697	-	-		-		4,154,697
Refundable deposit on preferred stock purchase	285,000	-	-		-		285,000
Warrant derivative liability	8,921,615	-	-		-		8,921,615
Lease liability - current portion - related party	73,378	-	-		-		73,378
Deferred revenue	476,920	153,412	15,733	(a)(d)	-		646,065
Due to seller	-	-	217,045	(f)	-		217,045
Total current liabilities	21,001,301	1,204,189	819,682		-		23,025,172

Lease liability - long term portion - related party	30,575	-	-		-		30,575
Loans payable - long term portion, net of discount	33,965	-	2,357,252	(c)	-		2,391,217
Total liabilities	21,065,841	1,204,189	3,176,934		-		25,446,964

Commitments and contingencies

Stockholders' equity
Preferred stock, 10,000,000 shares authorized, $0.0001 par value: undesignated: 7,013,600 shares authorized; no shares issued and outstanding as of June 30, 2021	-	-	-		-		-
Preferred stock, Series D, $0.0001 par value; 2,000,000 shares authorized; 376,275 issued and outstanding as of June 30, 2021	39	-	-		-		39
Preferred stock, Series E, $0.0001 par value; 775,000 shares authorized; 731,845 shares issued and outstanding as of June 30, 2021	74	-	-		-		74
Preferred stock, Series F, $0.0001 par value; 200,000 shares authorized; 46,847 issued and outstanding as of June 30, 2021	5	-	-		-		5
Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,674,450 shares issued and outstanding as of June 30, 2021	377	180,018	(179,967)	(b)(e)	240	(k)	668
Additional paid-in capital	30,768,568	6,147,505	(4,127,973)	(b)(e)	10,495,183	(k)	43,283,283
Accumulated deficit	(37,276,812)	(4,584,373)	4,077,509	(e)	-		(37,783,676)
Total stockholders' equity	(6,507,749)	1,743,150	(230,431)		10,495,423		5,500,393

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,558,092	$2,947,338	$2,946,503		$10,495,423		$30,947,356

2

Recruiter.com Group, Inc.

Pro Forma Condensed Combined Statement of Operations

For the Six Months ended June 30, 2021

(Unaudited)

	Historical		Pro Forma
	Recruiter.com Group, Inc	The Novo Group, Inc.	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined

Revenue (including related party revenue of $970)	$7,545,439	$2,748,221	$-		$-		$10,293,660
Cost of revenue (including related party costs of $417,540)	5,200,994	1,423,373	-		-		6,624,367

Gross profit	2,344,445	1,324,848	-		-		3,669,293

Operating expenses:
Sales and marketing	132,549	142,802	-		-		275,351
Product development (including related party expense of $112,684)	145,664	-	-		-		145,664
Amortization of intangibles	834,268	-	103,091	(g)	-		937,359
General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	5,608,502	869,886	-		-		6,478,388

Total operating expenses	6,720,983	1,012,688	103,091		-		7,836,762

Loss from operations	(4,376,538)	312,160	(103,091)		-		(4,167,469)

Other income (expenses):
Interest expense (including related party interest expense of $18,193, $0, $30,466 and $0, respectively)	(3,020,410)	-	(102,221)	(h)(j)	-		(3,122,631)
Initial derivative expense	(3,585,983)	-	-		-		(3,585,983)
Change in fair value of derivative liability	8,203,371	-	-		-		8,203,371
Forgiveness of debt income	24,925	663,622	-		-		688,547
Grant income	3,382	-	-		-		3,382
Net recognized gain (loss) on marketable securities	(534)	-	-		-		(534)
Total other income (expenses)	1,624,751	663,622	(102,221)		-		2,186,152

Income (Loss) before income taxes	(2,751,787)	975,782	(205,311)		-		(1,981,316)
Provision for income taxes	-	-	-		-
Net Income (loss)	$(2,751,787)	$975,782	$(205,311)		$-		$(1,981,316)

Net income (loss) per common share - basic	$(0.89)	$-	$-		$-		$(0.33)
Net income (loss) per common share - diluted	$(0.89)	$-	$-		$-		$(0.33)
Weighted average common shares - basic	3,091,146	-	508,711	(b)	2,400,000	(k)	5,999,857
Weighted average common shares diluted	3,091,146	-	508,711	(b)	2,400,000	(k)	5,999,857

3

Recruiter.com Group, Inc.

Pro Forma Condensed Combined Statement of Operations

For the Year ended December 31, 2020

(Unaudited)

	Historical		Pro Forma
	Recruiter.com Group, Inc	The Novo Group, Inc.	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined

Revenue (including related party revenue of $171,683)	$8,502,892	$4,028,316	$-		$-		$12,531,208
Cost of revenue (including related party costs of $1,363,905)	6,138,363	2,031,765	-		-		8,170,128

Gross profit	2,364,529	1,996,551	-		-		4,361,080

Operating expenses:
Sales and marketing	82,904	-	-		-		82,904
Product development	299,512	-	-		-		299,512
Amortization of intangibles	686,691	-	206,181	(g)	-		892,872
General and administrative (including share based compensation expense of $3,212,772 and related party expenses of $438,320)	8,033,685	2,355,769	-		-		10,389,454

Total operating expenses	9,102,792	2,355,769	206,181		-		11,664,742
							-
Loss from operations	(6,738,263)	(359,218)	(206,181)		-		(7,303,662)

Other income (expenses):
Interest expense (including related party interest expense of $12,276)	(2,022,113)	(22,406)	(236,870)	(h)(j)	-		(2,281,389)
Initial derivative expense	(3,340,554)	-	-		-		(3,340,554)
Change in derivative value due to anti-dilution adjustments	(2,642,175)	-	-		-		(2,642,175)
Change in fair value of derivative liability	(2,658,261)	-	-		-		(2,658,261)
Forgiveness of debt income	376,177	-	-		-		376,177
Grant income	10,768	-	-		-		10,768
Net recognized gain (loss) on marketable securities	(22,416)	-	-		-		(22,416)
Total other income (expenses)	(10,298,574)	(22,406)	(236,870)		-		(10,557,850)

Income (Loss) before income taxes	(17,036,837)	(381,624)	(443,052)		-		(17,861,513)
Provision for income taxes	-	(1,951)	-		-		(1,951)
Net Income (loss)	$(17,036,837)	$(379,673)	$(443,052)		$-		$(17,859,562)

Net income (loss) per common share - basic and diluted	$(3.50)	$-	$-		$-		$(2.29)
Weighted average common shares - basic and diluted	4,873,657	-	508,711	(b)	2,400,000	(k)	7,782,368

4

Note 1 - Description of Transaction

On August 27, 2021, Recruiter.com Group, Inc. (the “Company”) completed an Asset Purchase Agreement (the “Purchase Agreement”) with the Novo Group, Inc. (the “Novo Group”), and certain individuals named therein (the “Selling Stockholders”). The Novo Group operates a recruitment services company for employers, providing talent, acquisition, and other hiring solutions. The amount due at closing was approximately $7,117,425 (the “Base Purchase Price”), consisting of the following consideration: (i) $1,337,500 in cash, (ii) a $3,000,000 promissory note with an interest rate of 6%, that matures on February 1, 2024, (iii) working capital adjustments in the amount of approximately $217,045, (iv) an earnout consideration of $543,297, and (v) 508,711 restricted shares of common stock of the Company, obtained by dividing $2,019,583 by $3.97, using the price of a share of the Company’s common stock at closing (the “Equity Consideration”). 127,178 of the Company’s restricted shares of common stock (twenty-five percent (25%) of the Equity Consideration) will be placed in escrow to account for post-closing adjustments in respect to Target’s revenue from the closing date to the end of the 2021 calendar year, as well as to partially secure the indemnification obligations of the Selling Stockholders.

The cash portion of the purchase consideration for Novo Group was financed by the Company with available cash and through the closing of the Company’s firm commitment underwritten public offering (the “Uplisting”) of an aggregate of 2,400,000 units, with each unit consisting of one share of the Common Stock and one warrant each to purchase one share of Common Stock, at a public offering price of $5 per unit. The amount received for the Uplisting was $10,495,423.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the purchase of Novo Group as if the acquisition occurred on June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and year ended December 31, 2020 give effect to the acquisition of Novo Group by the Company on January 1, 2020. The unaudited pro forma condensed combined balance sheet combines the historical unaudited condensed consolidated balance sheet of the Company and Novo Group at June 30, 2021.

The historical unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 combines the Company’s historical unaudited consolidated statement of operations for the six months ended June 30, 2021 with the results of Novo Group for the six months ended June 30, 2021 as derived from the historical consolidated statement of operations of Novo Group.

The historical unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines the Company’s historical audited consolidated statement of operations for the year ended December 31, 2020 with the results of Novo Group for the year ended December 31, 2020, as derived from the historical consolidated statement of operations of Novo Group.

The acquisition of Novo Group was determined to qualify as a business combination. The acquisition accounting included in the unaudited pro forma condensed combined financial statements is preliminary and will change in connection with the work being performed by a third-party valuation specialist. While the Company has engaged a valuation specialist to estimate the fair value of identifiable intangible assets, the valuation requires the Company to provide additional information to determine preliminary values. As a result, differences between the acquisition accounting included in the pro forma financial information and the final acquisition accounting could be material.

Note 3 – Accounting Policies

The accounting policies of the Company may vary materially from those of Novo Group. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies other than the pro forma reclassifications detailed in Note 5. Following the acquisition date, the Company will conduct a final review of the accounting policies of Novo Group to determine if differences in accounting policies require adjustment or reclassification to the results of operations of Novo Group, or reclassification of assets or liabilities to conform to the accounting policies and classifications of the Company. As a result of this review, the Company may identify differences that when adjusted or reclassified, could have a material impact on this unaudited pro \forma condensed combined financial information.

5

Note 4 – Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Amount
Share Consideration Price at Closing	$2,019,583
Promissory Note (discounted by coupon rate)	3,000,000
Cash Consideration	1,337,500
NWC Adjustment	217,045
Earnout PV	543,297
Total Purchase Price For Allocation	$7,117,425

The total estimated preliminary purchase consideration assumes a maximum payout of the contingent share consideration which is a total of 127,178 shares of the 508,711 restricted shares of common stock issued as consideration.

The estimated preliminary purchase consideration may change materially in connection the work being performed by a third-party valuation specialist to determine the fair value of the contingent share consideration and determination of the likelihood that the ambassador agreement can be successfully assigned. The share consideration included in the total estimated preliminary purchase consideration are estimated using the price of a share of the Company’s common stock at closing. The share consideration will be placed in escrow to account for post-closing adjustments in respect to Novo Group’s revenue from the closing date to the end of 2021 calendar year, as well as to partially secure the indemnification obligations of the Selling Stockholders. The Share consideration is classified as a current liability.

In addition to the Base Purchase Price, under the Purchase Agreement, there is an earn-out potential for the Selling Stockholders that is tied to revenue of Novo Group from sales of its products and services over eight calendar quarters (the “Earn-Out Period”), with such Earn-Out Periods beginning on January 1, 2022 and ending on December 31, 2023. Pursuant to the terms and conditions set forth in the Purchase Agreement, the Earn-Out Amount payable, if any, to the Selling Stockholders, would equal to 5% of the Target’s revenue (“Earn-Out Amount”) for each applicable Earn-Out Period. Earn-Out Amounts, if any, would be payable no later than thirty (30) days after the end of each Earn-Out Period.

6

Note 5 – Reclassification Adjustments

Certain reclassifications have been made to Novo Group’s historical balance sheets to conform the to the Company’s presentation as follows:

Presentation before reclassification	Presentation after reclassification	June 30, 2021
Cash in Bank	Cash	956,188
Accounts Receivable, Net	Accounts receivable, net of allowance for doubtful accounts of $80,176	751,243
Prepaid Expenses	Prepaid expenses and other current assets	61,301
Security Deposits	Prepaid expenses and other current assets	11,807
Fixed Assets	Property and equipment, net of accumulated depreciation of $2,405	1,400
Deferred Tax Asset-Non-Current	Deferred Tax Asset-Non-Current	1,165,400
SBA PPP Loan - First Business	SBA PPP Loan - First Business	663,622
Accounts Payable	Accounts Payable	40,755
Accrued Payroll	Accrued compensation	182,187
Accrued Severance	Accrued compensation	33,763
Accrued Commissions	Accrued compensation	44,381
Accrued Bonuses	Accrued compensation	18,162
Accrued Vacation	Accrued compensation	22,416
Other Current Liabilities	Other liabilities	45,492
Unearned Revenue	Deferred revenue	153,412
Common Stock	Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,674,450 shares issued and outstanding as of June 30, 2021	180,018
Paid-In Capital - Common	Additional paid-in capital	6,147,505
Retained Earnings	Accumulated deficit	(5,556,525)

Certain reclassifications have been made to Novo Group’s historical consolidated results of operations to conform to the Company’s presentation as follows:

Presentation before reclassification	Presentation after reclassification	For the Six Months ended June 30, 2021	For the Year Ended December 31, 2020
Revenue	Revenue (including related party revenue of $171,683)	-	4,028,316
Revenues: Talent Acquisition	Revenue (including related party revenue of $970)	2,427,198	-
Revenues: Talent Effectiveness	Revenue (including related party revenue of $970)	321,023	-
Cost of Delivery: Talent Acquisition	Cost of revenue (including related party costs of $417,540)	1,309,035	-
Cost of Delivery: Talent Effectiveness	Cost of revenue (including related party costs of $417,540)	114,338	-
Cost of Delivery	Cost of revenue (including related party costs of $1,363,905)	-	2,031,765
Total Margin	Gross profit	1,324,848	-
Marketing/Recruiting Tools	Sales and marketing	142,802	-
Occupancy Expenses	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	95,027	-
Commissions-LEP	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	7,870	-
Commissions	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	130,457	-
Salary, Wages, Benefits	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	356,239	-
IT Services/Software Licenses	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	65,211	-
Legal & Professional Fees	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	149,009	-
Insurance	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	14,893	-
Misc.	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	1,718	-
Bonus to Key Recruiters	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	6,214	-
Corporate Bonuses	General and administrative (including share based compensation expense of $1,615,241, and related party expenses of $232,781)	43,248	-
Corporate expenses	General and administrative (including share based compensation expense of $3,212,772 and related party expenses of $438,320)	-	2,349,951
Depreciation	General and administrative (including share based compensation expense of $3,212,772 and related party expenses of $438,320)	-	5,818
Gain on PPP Foregiveness	Forgiveness of debt income	663,622
Interest expense	Interest expense (including related party interest expense of $12,276)	-	22,406
Income tax provision (benefit)	Provision for income taxes	-	1,951

7

Note 6 – Transaction Accounting Adjustments

a)	Represents the total cash consideration paid at closing for Novo Group of $1,337,500.

b)

Represents share consideration paid at closing. The Company issued 508,711 shares of common stock for the acquisition of Novo with a fair value of $2,019,583 determined using the share price on the acquisition date of $3.97 (508,711 shares of common stock issued with a par value of $.0001). 127,178 of the Company’s restricted shares of common stock (twenty-five percent (25%) of the Equity Consideration) will be placed in escrow to account for post-closing adjustments in respect to Target’s revenue from the closing date to the end of the 2021 calendar year, as well as to partially secure the indemnification obligations of the Selling Stockholders.

c)

Represents the Promissory Note (the “Note”) issued for $3,000,000 (the “Principal Amount”), as consideration for the acquisition of Novo Group, Inc. The Company promises to pay the Principal Amount together with interest on the outstanding Principal Amount from the date of issuance of this Note (the “Issuance Date”) from time to time as set forth in this Note, with the last such payment due on February 1, 2024 (the “Maturity Date”). This Promissory Note (as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms, this “Note”) shall accrue simple interest at the rate of 6% per annum (the “Interest Rate”). Interest shall be payable in arrears and calculated based on a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed. Accrued but unpaid interest shall be due and payable together with each payment of the Principal Amount set forth in this Note.

d)

The unaudited pro forma condensed combined balance sheet at June 30, 2021 was adjusted to exclude the historical assets and liabilities of Novo Group at June 30, 2021. The Company’s right to any assets of Novo Group and its obligations with regards to any liabilities of Novo Group commence on the acquisition date.

e)	Represents of the elimination of the historical common stock, additional paid-in capital, and accumulated deficit of Novo Group.

f)	Represents working capital adjustments in the amount of $217,045.

g)

The Company acquired customer contracts and domains and trademarks from Novo Group which are amortized over 3 and 15 years, respectively. The amortization on the acquired intangible assets of Novo Group in the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 is $103,091 and $206,181, respectively. Intangible assets, net on the pro forma condensed consolidated balance sheet was reduced by the total amortization expense of $309,272.

h)

The Note accrues interest at a rate of 6% per annum. Interest expense on the Note included in the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 is $56,597 and $156,511, respectively. On the pro forma condensed consolidated balance sheet, accrued interest increased by $213,107.

i)

Represents an earn-out potential for the Selling Stockholders that is tied to revenue of Novo Group from sales of its products and services over eight calendar quarters (the “Earn-Out Period”), with such Earn-Out Periods beginning on January 1, 2022 and ending on December 31, 2023 valued at the present value of $543,297. Pursuant to the terms and conditions set forth in the Purchase Agreement, the Earn-Out Amount payable, if any, to the Selling Stockholders, would equal to 5% of the Target’s revenue (“Earn-Out Amount”) for each applicable Earn-Out Period. Earn-Out Amounts, if any, would be payable no later than thirty (30) days after the end of each Earn-Out Period.

j)

Represents the change in the fair value of the Earn-Out which is included in interest expense. The change in fair value is included in the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 is $45,624 and $80,360, respectively. On the pro forma condensed consolidated balance sheet, the fair value of the Earn-Out at June 30, 2021 is 527,783, a reduction of $15,514.

k)

Represents the gross amount received from the Uplisting of 2,400,000 units, with each unit consisting of one share of the Common Stock and one warrant each to purchase one share of Common Stock, for a total of $10,495,423.

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